UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 22, 2017

Chico’s FAS, Inc.
(Exact Name of Registrant as Specified in its Charter)

Florida
(State or Other Jurisdiction of Incorporation)

001-16435	59-2389435
(Commission File Number)	(IRS Employer Identification No.)

11215 Metro Parkway, Fort Myers, Florida	33966
(Address of Principal Executive Offices)	(Zip code)
(239) 277-6200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chico’s FAS, Inc. (the “Company”) held its annual meeting of shareholders (the “2017 Annual Meeting”) on June 22, 2017. Five proposals were submitted to the Company’s shareholders, including a proposal to approve the Chico’s FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan (the “Amended and Restated Plan”) and the material terms of the performance goals under the plan. The Amended and Restated Plan was approved by the Company’s Board of Directors (the “Board”), subject to shareholder approval, on April 6, 2017, based on the recommendation of the Human Resources, Compensation and Benefits Committee (the “Committee”) of the Board.

The Amended and Restated Plan, which became effective upon shareholder approval at the 2017 Annual Meeting on June 22, 2017, amends and restates the Chico’s FAS, Inc. 2012 Omnibus Stock and Incentive Plan (the “2012 Plan”), which was originally approved by shareholders on June 21, 2012 and was subsequently amended on February 1, 2017 and April 6, 2017. By approving the Amended and Restated Plan, the Company’s shareholders also approved the material terms of the performance goals under the plan to grant performance awards qualified as “performance-based” compensation pursuant to Internal Revenue Code Section 162(m) (“Code Section 162(m)”). Outstanding awards granted under the 2012 Plan remain outstanding in accordance with their terms.

The Amended and Restated Plan changes the 2012 Plan in certain ways, including, but not limited to, the following:

•	increases the maximum number of shares that can be granted under the plan (since inception on June 21, 2012) by 5,000,000;

•
prohibits shares of common stock used to satisfy the applicable tax withholding obligation in connection with a stock option award or stock appreciation right award from being added back (recycled) to the aggregate plan limit;

•	for other awards, prohibits the recycling of shares used to satisfy tax withholding obligations in excess of the minimum amount required to satisfy statutory withholding requirements;

•	adds a fiscal year per-director limit on cash and equity compensation to non-employee directors;

•
requires a minimum one-year vesting period for stock option awards and stock appreciation right awards and a minimum one-year period of restriction for restricted stock awards, restricted stock unit awards and performance awards (except for up to 5% of shares available for grant under the plan), all subject to accelerated vesting under certain circumstances; and

•
modifies the change in control provisions providing for mandatory double-trigger acceleration for time-based awards and adds a flexible default double-trigger acceleration for performance-based awards.

The purpose of the Amended and Restated Plan is to attract, retain and motivate highly qualified employees and non-employee directors, provide appropriate and competitive incentives to achieve long-range goals, and align the interests of employees and non-employee directors with the Company’s other shareholders. Awards under the Amended and Restated Plan are intended to promote the long-term financial interest of the Company and its shareholders.

The Amended and Restated Plan authorizes the granting of stock options, stock appreciation rights, restricted stock, restricted stock units and performance awards, including both cash-based and stock-based awards. Key employees of the Company and certain subsidiaries and non-employee members of the Board or the boards of directors of certain subsidiaries may be selected by the Committee or Board, as applicable, to receive awards under the Amended and Restated Plan. The Amended and Restated Plan generally will be administered by the Committee, except that awards made to non-employee directors will be approved by the Board. The Committee has the authority to select participants and grant awards on terms the Committee considers appropriate, subject to the provisions of the Amended and Restated Plan. The Committee also has the authority, among other things, to interpret the Amended and Restated Plan and awards granted under the plan, to prescribe, amend and rescind rules and regulations relating to the plan, to amend outstanding award agreements, and to make all other determinations for the administration of the plan and the awards. With respect to non-employee directors, the authority described above rests with the Board and not the Committee.

The Board or the Committee, in its discretion, may delegate to any of the Chief Executive Officer, Chief Financial Officer and Chief Human Resources Officer of the Company all or part of the Committee’s authority and duties with respect to awards to employees who are not executive officers.

Subject to the right of the Company’s Board to terminate the Amended and Restated Plan at any time, awards may be granted under the Amended and Restated Plan until June 21, 2027, after which date no further awards may be granted under the plan. Awards granted under the Amended and Restated Plan that are outstanding on June 21, 2027 will remain outstanding in accordance with their terms.

Subject to adjustment in the event of certain changes in the Company’s capital structure, the maximum number of shares of the Company’s common stock that may be issued under the Amended and Restated Plan is the sum of (i) 12,000,000 shares of common stock; (ii) 3,500,000 shares of common stock that were available for future awards under any prior option plan of the Company as of June 21, 2012; and (iii) any shares of common stock that are represented by awards granted under those prior plans that are forfeited, expired, or are canceled without delivery of shares of common stock to participants. Shares of common stock related to awards that terminate, expire, or lapse for any reason without the issuance of such shares and shares of common stock related to restricted stock awards that are forfeited will not count against this maximum.

Under the Amended and Restated Plan, no participant may receive an aggregate of stock option awards and stock appreciation right awards during any calendar year representing more than 750,000 shares of the Company’s common stock. In addition, no participant may receive grants of restricted stock, restricted stock units or other stock-based performance awards intended to qualify as performance-based compensation under Code Section 162(m) during any calendar year representing more than 750,000 shares of the Company’s common stock. Further, with respect to cash-based performance awards intended to qualify as performance-based compensation under Code Section 162(m), the maximum dollar value that may be granted to any one participant during any calendar year is $10 million. Finally, and in addition to the above, the aggregate value of cash compensation and the grant date fair value of awards under the Amended and Restated Plan to any one non-employee director (other than the non-executive Chair of the Board) during any fiscal year of the Company shall not exceed $750,000. These limits are subject to adjustment in the event of certain changes in the Company’s capital structure.

The Amended and Restated Plan is intended to permit the Company to grant awards that qualify as performance-based compensation under Code Section 162(m), as well as awards that do not so qualify. The Amended and Restated Plan does not require that awards actually qualify as performance-based compensation under Code Section 162(m).

All awards under the Amended and Restated Plan subject to performance-based vesting are also subject to the terms of the Company’s clawback policy applicable to executive officers in the event of a material financial restatement. In addition, the Amended and Restated Plan includes a clawback provision that subjects all awards granted under the plan to any additional clawback that may be required pursuant to applicable law, regulation or stock exchange listing standard.

The foregoing description of the Amended and Restated Plan is only a summary and is qualified in its entirety by reference to the more detailed description of the Amended and Restated Plan contained in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on May 5, 2017 (the “2017 Proxy Statement”) and to the full text of the Amended and Restated Plan, which is attached as Exhibit 10.55 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 5.07 Submission of Matters to a Vote of Security Holders.
As described above, the 2017 Annual Meeting was held on June 22, 2017, at which five proposals were submitted to the Company’s shareholders. The proposals are described in detail in the Company’s 2017 Proxy Statement. At the 2017 Annual Meeting, the Company’s shareholders (i) elected three unclassified Directors and one Class I Director to serve until the Company’s 2018 Annual Meeting of Shareholders, (ii) ratified the appointment of Ernst & Young, LLP as the Company’s independent certified public accountants for the fiscal year ending February 3, 2018, (iii) approved an advisory resolution approving executive compensation, (iv) selected an annual frequency for future advisory resolutions approving executive compensation, and (v) approved the Amended and Restated Plan and the material terms of the performance goals under the plan. A quorum of the Company’s common shares was present for the 2017 Annual Meeting, and the final results for the votes regarding the proposals are set forth below.
Proposal 1 – Election of Directors:

	For	Against	Abstain	Broker Non-Votes
Directors:
David F. Walker	100,217,479	7,150,904	57,011	8,650,244
John J. Mahoney	104,521,324	2,855,408	48,662	8,650,244
Stephen E. Watson	104,703,992	2,663,796	57,606	8,650,244

	For	Against	Abstain	Broker Non-Votes
Class I Director:
Deborah L. Kerr	105,847,238	1,536,604	41,552	8,650,244

Proposal 2– Proposal to Ratify the Appointment of Ernst & Young, LLP as Independent Certified Public Accountants:

For	Against	Abstain	Broker Non-Votes
114,591,760	1,382,783	101,095	0
Proposal 3 – Advisory Resolution to Approve Executive Compensation:

For	Against	Abstain	Broker Non-Votes
100,755,524	6,556,504	113,366	8,650,244
Proposal 4 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

1 Year	2 Years	3 Years	Abstain
90,216,864	116,539	16,979,269	112,722

In light of the shareholder vote on Proposal 4, and consistent with the recommendation of the Company’s Board with respect to Proposal 4, the Company will include an advisory resolution to approve executive compensation in its proxy materials once every year until the next required vote on the frequency of shareholder votes on executive compensation or the Board otherwise determines that a different frequency for such advisory votes is in the best interests of the shareholders of the Company.
Proposal 5 – Proposal to Approve the Chico's FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan and the Material Terms of the Performance Goals Under the Plan:

For	Against	Abstain	Broker Non-Votes
103,043,964	4,247,662	133,768	8,650,244

Item 8.01 Other Events.

As an update to the date disclosed in the 2017 Proxy Statement, the Company’s 2018 Annual Meeting of Shareholders is currently expected to be held on June 21, 2018. This change does not affect the deadlines for receipt of shareholder proposals and director nominations (including proxy access director nominations) for the Company’s 2018 Annual Meeting of Shareholders, which have not changed from the deadlines disclosed in the 2017 Proxy Statement. To be eligible under the SEC shareholder proposal rule (Rule 14a-8 promulgated under the Exchange Act of 1934, as amended), for inclusion in the proxy statement for the 2018 Annual Meeting of Shareholders and form of proxy, a proposal must be received by management of the Company at its executive offices on or before January 8, 2018.

Even if a shareholder proposal is not eligible for inclusion in the Company’s proxy statement pursuant to Rule 14a-8, the proposal may still be offered for consideration at an annual meeting according to the procedures set forth in the Company’s Amended and Restated Articles of Incorporation. The Company’s Amended and Restated Articles of Incorporation contain certain advance notice requirements to the Company of any shareholder proposal and of any nominations by shareholders of persons to stand for election as directors at a shareholders’ meeting. Notice of shareholder proposals and of director nominations (other than proxy access director nominations) must be timely given in writing to the Secretary of the Company prior to the meeting at which the proposals are to be presented or the directors are to be elected. To be timely, notice must be received at the principal executive offices of the Company not less than 60 days prior to the meeting of shareholders; provided, however, that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder, to be timely, must be delivered or received not later than the close of business on the tenth day following the day on which such notice of the date of the annual meeting was given or public disclosure of the date of the annual meeting was made, whichever first occurs. Notice of proxy access director nominees must be received by the Secretary of the Company no earlier than December 9, 2017 and no later than January 8, 2018 to be included in the Company’s proxy statement for the 2018 Annual Meeting of Shareholders and form of proxy; provided, however, that in the event the annual meeting is more than 30 days before or more than 60 days after the first anniversary of the previous year’s annual meeting, or if no annual meeting was held in the preceding year, to be timely, the notice of proxy access director nominees must be delivered not earlier than the close of business on the 150th day prior to such annual meeting and not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made by the Company.

In each case, the notice must include the information specified in the Company’s Amended and Restated Articles of Incorporation or Amended and Restated Bylaws, including information concerning the nominee or proposal, as the case may be, and information about the shareholder’s ownership of and agreements related to the Company’s stock.

Additionally, on June 22, 2017, the Company issued a press release announcing the Board declared a quarterly cash dividend of $0.0825 per share.

A copy of the release issued on June 22, 2017 is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d)Exhibits:

Exhibit 10.55	Chico's FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan
Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated June 22, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICO’S FAS, INC.

Date: June 27, 2017	By:	/s/ Todd E. Vogensen
Todd E. Vogensen, Executive Vice President, Chief Financial Officer and Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 10.55	Chico's FAS, Inc. Amended and Restated 2012 Omnibus Stock and Incentive Plan
Exhibit 99.1	Press Release of Chico’s FAS, Inc. dated June 22, 2017